Exhibit 10.7

Execution Copy

THIRD AMENDMENT

THIRD AMENDMENT (the “Amendment”), dated as of December 4, 2003, with respect to that certain Third Amended and Restated Loan and Security Agreement, dated as of December 31, 2002 (as amended prior to the date hereof, the “Credit Agreement”), among the entities party to the Credit Agreement as Borrowers thereunder (each individually a “Borrower” and collectively, “Borrowers”), US LEC Corp., a Delaware corporation (“Holdings”), as Guarantor and Borrower Representative, each financial institution or entity listed on the signature pages thereof as a “Lender” and the other financial institutions or entities which become parties thereto as successors or assigns (each a “Lender” and collectively, “Lenders”), and General Electric Capital Corporation (in its individual capacity, “GE Capital”), as administrative agent for Lenders (in such capacity, “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, Borrowers, Holdings, Lenders and Administrative Agent are parties to the Credit Agreement;

WHEREAS, Borrowers have requested that Lenders agree to amend the Credit Agreement to permit Borrowers to acquire substantially all of the assets of FASTNET (hereinafter defined) in accordance with the terms of that certain letter agreement (the “Letter Agreement”), dated October 16, 2003, among Holdings, Borrowers, Administrative Agent and the Requisite Lenders;

WHEREAS, in accordance with the terms and conditions of the Letter Agreement, Holdings has received cash proceeds for the issuance of common stock, which does not constitute Disqualified Stock, in an amount not less than $10,000,000 from one or more investors reasonably acceptable to Administrative Agent and the Requisite Lenders;

WHEREAS, the Requisite Lenders are willing to agree to the requested amendments on the terms and conditions contained herein;

NOW THEREFORE, in consideration of the premises and the mutual covenants contained herein, the parties agree as follows:

1. Definitions. Unless otherwise defined herein, terms defined in the Credit Agreement shall have their defined meanings when used herein.

2. Amendment to Credit Agreement.

(a) Section 1.1 of the Credit Agreement shall be amended by adding thereto the following new definitions in their proper alphabetical order:

“‘FASTNET’: collectively, FASTNET Corporation, a Pennsylvania corporation, Netaxs Corp., a Pennsylvania corporation, SuperNet, Inc., a New Jersey corporation, NetReach, Inc., a Pennsylvania corporation, Fastnet Acquisition, Inc., a Delaware corporation, and Fastnet Acquisition Corp., a Pennsylvania corporation.”

“‘FASTNET Acquisition’: The acquisition of all or substantially all of the assets of FASTNET pursuant to the terms of the FASTNET Acquisition Agreement for an aggregate cash purchase price not to exceed $8,500,000.”

“‘FASTNET Acquisition Agreement’: that certain Amended and Restated Asset Purchase Agreement made as of December 3, 2003, by and among FASTNET and Holdings.”

“‘Third Amendment Effective Date’: December [    ], 2003.”

(b) The definition of “Permitted Debt” set forth in Section 1.1 of the Credit Agreement shall be amended by (i) deleting the “and” immediately preceding clause (g) thereof and substituting therefor a comma and (ii) adding the following new clause (h) at the end of such definition.

“, and (h) Indebtedness in an amount not to exceed $1,500,000 evidenced by a promissory note issued by Holdings to FASTNET in respect of the purchase of FASTNET’s accounts receivable and certain other assets.”

(c) Section 8.26 of the Credit Agreement shall be amended by adding the following new clauses (d) and (e) at the end of such Section:

“(d) Within sixty (60) days of the Third Amendment Effective Date, Loan Parties shall use reasonable best efforts to execute and deliver, or cause to be executed and delivered, to Administrative Agent Landlord Consents for any real property location where any of the Collateral acquired in connection with the FASTNET Acquisition is located.

(e) Within sixty (60) days of the Third Amendment Effective Date, Loan Parties shall obtain control agreements (in form and substance reasonably acceptable to Administrative Agent) with respect to Deposit Accounts and Investment Property not in certificated form, in each case, acquired in connection with the FASTNET Acquisition.”

(d) Section 9.4(a) of the Credit Agreement shall be amended by deleting the same in its entirety and substituting therefor the following:

“(a) Enter into, or become the subject of, any transaction of merger, acquisition or consolidation, or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution), or convey, sell, lease, transfer or otherwise dispose of, in one transaction or a series of transactions, all or any substantial part of such Loan Party’s business or assets, whether now owned or hereafter acquired, without Requisite Lenders’ prior written consent; provided, that (i) Holdings may consummate the FASTNET Acquisition, (ii) Holdings and its Subsidiaries may consummate the Eagle Acquisition and (iii) upon the repayment in full of the Deferred Amortization, Holdings and its Subsidiaries may enter into Permitted Acquisitions.”

(e) Section 9.4(f) of the Credit Agreement shall be amended by deleting the same in its entirety and substituting therefor the following:

“(f) Acquire or purchase substantially all of the stock or ownership interests in, or substantially all of the business, assets, customers or operations of, any other entity; provided, that (i) Holdings may consummate the FASTNET Acquisition, (ii) Holdings and its Subsidiaries may consummate the Eagle Acquisition and (iii) upon the repayment in full of the Deferred Amortization, Holdings and its Subsidiaries may enter into Permitted Acquisitions.

(f) Section 9.6 of the Credit Agreement shall be amended by deleting the same in its entirety and substituting therefor the following:

“9.6 Prohibition on Sale or Issuance of Stock. Issue any stock, stock option, warrant, or any other securities other than non-convertible debt securities, or the right to receive any such security (“equity securities”) of each Loan Party other than (a) issuances of equity securities by Holdings, the net cash proceeds of which shall be applied in accordance with Section 2.l0(b)(ii) or (b) the issuance of equity securities by Holdings in connection with the FASTNET Acquisition.

(g) As of the Third Amendment Effective Date, all references to “Schedule” or “Schedules” in the Credit Agreement or any other Loan Document shall be deemed to be references to the Schedules attached hereto; provided that references to “Schedule” or “Schedules” in representations and warranties made prior to the date hereof shall be references to the Schedules attached to the Credit Agreement prior to the effectiveness of this Amendment.

3. Representations and Warranties. In order to induce Administrative Agent and Lenders to enter into this Amendment, the Loan Parties hereby represent and warrant to Administrative Agent and Lenders that the representations and warranties of the Loan Parties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the date hereof (after giving effect hereto), except where such representations and warranties expressly relate to an earlier date in which case such representations and warranties were true and correct in all material respects as of such earlier date.

4. Conditions to Effectiveness. This Amendment shall be effective on the date when the following conditions shall have occurred (the “Third Amendment Effective Date”):

(a) Administrative Agent shall have executed this Amendment and shall have received counterparts hereof, duly executed and delivered by Borrowers, Holdings and the Requisite Lenders;

(b) Holdings shall have executed and delivered the Acknowledgement and Consent attached as Exhibit A to this Amendment;

(c) Administrative Agent shall have received updated Schedules to the Credit Agreement, which Schedules shall give effect to the transactions contemplated hereby;

(d) Administrative Agent and Lenders shall have received a copy of the FASTNET Acquisition Agreement, including all amendments, modifications or supplements thereto;

(e) Administrative Agent and Lenders shall have received all information related to the FASTNET Acquisition reasonably requested thereby;

(f) Administrative Agent’s counsel, Weil, Gotshal & Manges LLP, shall have received all fees and expenses owing to date; and

(g) Holdings shall have consummated the FASTNET Acquisition, in accordance with the terms of the FASTNET Acquisition Agreement, on or before December 31, 2003.

5. Reference to Credit Agreement. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement,” “hereunder,” or words of like or similar import shall mean and be a reference to the Credit Agreement, as modified and amended by this Amendment.

6. Governing Law and Jurisdiction. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

7. Expenses. Borrowers agree to pay and reimburse Administrative Agent for all its reasonable costs and expenses incurred in connection with the preparation and delivery of this Amendment, including, without limitation, the reasonable fees and disbursements of counsel to Administrative Agent.

8. Headings. Section headings in the Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

9. Counterparts. This Amendment may be executed by the parties hereto in any number of separate counterparts (including by facsimile transmission) and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

10. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of Borrowers and Holdings and their respective successors and assigns, and upon Administrative Agent and Lenders and their respective successors and assigns.

11. Continuing Effect. Except as expressly amended hereby, the Credit Agreement, as amended by this Amendment, shall continue to be and shall remain in full force and effect in accordance with its terms. This Amendment shall not constitute an amendment or waiver of any provision of the Credit Agreement not expressly referred to herein and shall not be construed as an amendment, waiver or consent to any action on the part of Borrowers that would require an amendment, waiver or consent of Administrative Agent or Lenders except as expressly stated herein. Any reference to the “Credit Agreement” in the Loan Documents or any related documents shall be deemed to be a reference to the Credit Agreement as amended by this Amendment.

12. NO ORAL AGREEMENTS. THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

13. General Waiver and Release. IN ADDITION, TO INDUCE ADMINISTRATIVE AGENT AND LENDERS TO AGREE TO THE TERMS OF THIS AMENDMENT, LOAN PARTIES (BY THEIR EXECUTION BELOW) REPRESENT AND WARRANT THAT AS OF THE DATE OF THEIR EXECUTION OF THIS AMENDMENT THERE ARE NO CLAIMS OR OFFSETS AGAINST OR DEFENSES OR COUNTERCLAIMS TO THEIR RESPECTIVE OBLIGATIONS UNDER THE CREDIT AGREEMENT, THIS AMENDMENT OR THE OTHER LOAN DOCUMENTS. NOTWITHSTANDING THE FOREGOING, IN THE EVENT THERE EXIST ANY SUCH CLAIMS OR OFFSETS AGAINST OR DEFENSES OR COUNTERCLAIMS, LOAN PARTIES (BY THEIR EXECUTION BELOW) HEREBY:

(A) FOREVER GENERALLY WAIVE ANY AND ALL CLAIMS, OFFSETS, DEFENSES AND/OR COUNTERCLAIMS, WHETHER KNOWN OR UNKNOWN, ARISING ON OR PRIOR TO THE DATE OF THEIR EXECUTION OF THIS AMENDMENT; AND

(B) FOREVER RELEASE, ACQUIT AND DISCHARGE THE RELEASED PARTIES FROM ANY AND ALL OBLIGATIONS, INDEBTEDNESS, LIABILITIES, CLAIMS, RIGHTS, CAUSES OF ACTION OR DEMANDS WHATSOEVER, WHETHER KNOWN OR UNKNOWN, SUSPECTED OR UNSUSPECTED, IN LAW OR EQUITY, WHICH ANY LOAN PARTY EVER HAD, NOW HAS, CLAIMS TO HAVE OR MAY HAVE AGAINST ANY RELEASED PARTY ARISING ON OR PRIOR TO THE DATE HEREOF AND FROM OR IN CONNECTION WITH THE CREDIT AGREEMENT, THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY AND HEREIN.

The provisions of this Section 13, including without limitation the representations and warranties contained herein, shall survive termination of this Amendment indefinitely.

[THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered by their respective duly authorized officers as of the day and year first above written.

Borrower Representative and Guarantor:

US LEC CORP.

By:	/s/ Michael K. Robinson
Name:	Michael K. Robinson
Title:	Executive Vice President and Chief
Financial Officer

Borrowers:

US LEC OF ALABAMA INC.
US LEC COMMUNICATIONS INC.
US LEC OF FLORIDA INC.
US LEC OF GEORGIA INC.
US LEC OF MARYLAND INC.
US LEC OF NORTH CAROLINA INC.
US LEC OF PENNSYLVANIA INC.
US LEC OP SOUTH CAROLINA NC.
US LEC OF TENNESSEE INC.
US LEC OF VIRGINIA L.L.C.
US LEC ACQUISITION CO.

By:	/s/ Michael K. Robinson
Name:	Michael K. Robinson
Title:	Executive Vice President and Chief
Financial Officer

[SIGNATURE PAGE TO THIRD AMENDMENT]

GENERAL ELECTRIC CAPITAL
CORPORATION, as Administrative Agent

By:	/s/ E. Keith Min
Name:	E. Keith Min
Title:	Senior Vice President
VFS Special Assets

[SIGNATURE PAGE TO THIRD AMENDMENT]

QDRF MASTER LTD, as a Lender

By:	QDRA LLC
Its Advisor

By:	/s/ Michael A. Weinstock
Name:	Michael A. Weinstock
Title:	Managing Principal

QUADRANGLE MASTER FUNDING
LTD, as a Lender

By:	QDRA LLC
Its Advisor

By:	/s/ Michael A. Weinstock
Name:	Michael A. Weinstock
Title:	Managing Principal

[SIGNATURE PAGE TO THIRD AMENDMENT]

QUADRANGLE CAPITAL PARTNERS
A LP, as a Lender

By:	Quadrangle GP Investors LP,
its General Partner

By:	Quadrangle GP Investors LLC, as
General Partner of the General Partner

By:	/s/ Joshua Steiner
Name:	Joshua Steiner
Title:	Managing Principal

QUADRANGLE CAPITAL PARTNERS
LP, as a Lender

By:	Quadrangle GP Investors LP,
its General Partner

By:	Quadrangle GP Investors LLC,
as General Partner of the General Partner

By:	/s/ Joshua Steiner
Name:	Joshua Steiner
Title:	Managing Principal

QUADRANGLE SELECT PARTNERS
LP, as a Lender

By:	Quadrangle GP Investors LP,
its General Partner

By:	Quadrangle GP Investors LLC,
as General Partner of the General Partner

By:	/s/ Joshua Steiner
Name:	Joshua Steiner
Title:	Managing Principal

[SIGNATURE PAGE TO THIRD AMENDMENT]

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By:
Name:
Title:

[SIGNATURE PAGE TO THIRD AMENDMENT]

DSC PARTNERS,
as a Lender

By:	/s/ [illegible]
Name:
Title:

[SIGNATURE PAGE TO THIRD AMENDMENT]

EXHIBIT A

ACKNOWLEDGEMENT AND CONSENT

The undersigned hereby:

(a) acknowledges and consents to the execution, delivery and performance of (i) the Third Amendment dated December     , 2003, to the Third Amended and Restated Loan and Security Agreement, dated as of December 31, 2002 (as the same may be amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; terms defined in the Credit Agreement shall have their defined meanings when used herein), among the entities party to the Credit Agreement as Borrowers thereunder (each individually a “Borrower” and collectively, “Borrowers”), US LEC Corp., a Delaware corporation (“Holdings”), as Guarantor and Borrower Representative, each financial institution or entity listed on the signature pages thereof as a “Lender” and the other financial institutions or entities which become parties thereto as successors or assigns (each a “Lender” and collectively, “Lenders”), and General Electric Capital Corporation (in its individual capacity, “GE Capital”), as administrative agent for Lenders (in such capacity, “Administrative Agent”); and

(b) ratifies and confirms that all guaranties, assurances, obligations and liens under the Loan Documents are not released, diminished, impaired, reduced or otherwise adversely affected and agrees that such execution, delivery and performance shall not in any way affect such Persons obligations under any Loan Document to which such Person is a party, which obligations on the date hereof remain absolute and unconditional and are not subject to any defense, set-off or counterclaim whatsoever.

Dated: December     , 2003

US LEC CORP.,
as a Guarantor

By:	/s/ Michael K. Robinson
Name:	Michael K. Robinson
Title:	Executive Vice President and
Chief Financial Officer

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